UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2012 (April 30, 2012)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma		73118
(Address of principal executive offices)		(Zip Code)

(405) 848-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Pursuant to a letter agreement, dated as of April 30, 2012 (the “Letter Agreement”), between the Board of Directors of Chesapeake Energy Corporation (the “Company”) and Aubrey K. McClendon, Chairman and Chief Executive Officer of the Company, the Board and Mr. McClendon agreed to the early termination of the Chesapeake Founder Well Participation Program (the “FWPP”) on June 30, 2014, 18 months before the end of its current term on December 31, 2015. The Letter Agreement provides that Mr. McClendon will not be entitled to compensation in respect of the early termination of the FWPP. In order to effectuate the early termination of the FWPP, the Letter Agreement provides for certain amendments to the FWPP.

In addition, the Letter Agreement reflects the Board’s determination that the positions of Chairman of the Board and Chief Executive Officer should be separated and Mr. McClendon’s support for that approach. In connection with that separation, Mr. McClendon waived any rights he may have under specified provisions of the Third Amended and Restated Employment Agreement between Mr. McClendon and the Company, effective March 1, 2009 (the “Employment Agreement”). Mr. McClendon also agreed to provide to the Board at any time during his employment with the Company and prior to a Change of Control (as defined in the Employment Agreement), to the extent reasonably available and reasonably requested in writing by either the Chairman or the Lead Director, certain information regarding his participation in the FWPP. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the specific language of the Letter Agreement, which is attached hereto as Exhibit 1.1, and the FWPP as amended and restated, which is attached hereto as Exhibit 1.2.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 above with respect to the termination of the FWPP on June 30, 2014 is incorporated herein by reference.

Section 5—Corporate Governance and Management.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 above with respect to Mr. McClendon’s waiver of certain provisions of the Employment Agreement is incorporated herein by reference.

Section 7—Regulation FD

Item 7.01 Regulation FD Disclosure.

On May 1, 2012, the Company issued a press release announcing that the Board (i) has renegotiated the terms of the FWPP with Mr. McClendon to provide for the early termination of the FWPP without compensation; and (ii) will name an independent, Non-Executive Chairman in the near future. A copy of this press release is attached as Exhibit 99.1 to this Current Report.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. See “Exhibit Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Jennifer M. Grigsby
Jennifer M. Grigsby
Senior Vice President, Treasurer and Corporate Secretary

Date: May 2, 2012

EXHIBIT INDEX

Exhibit No.	Document Description

1.1	Letter Agreement, dated as of April 30, 2012, between the Board of Directors and Aubrey K. McClendon

1.2	Restated Chesapeake Energy Corporation Founder Well Participation Program

99.1	Chesapeake Energy Corporation press release dated May 1, 2012—FWPP

4